                          Letter Of Transmittal

                  Panolam Industries International, Inc

 Offer To Exchange All Outstanding 11 1/2% Series A Senior Subordinated Notes

  Due 2009 For Its 11 1/2% Series B Senior Subordinated Notes Due 2009,

       Which Have Been Registered Under The Securities Act Of 1933

                        Pursuant To The Prospectus

                         Dated             , 1999

                                ---------------


   THE EXCHANGE  OFFER WILL  EXPIRE AT  5:00 P.M. NEW  YORK CITY  TIME, ON
                      , 1999, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERED SECURITIES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE
          EXPIRATION DATE.


                    TO: STATE STREET BANK AND TRUST COMPANY

 By Registered or Certified Mail:        By Hand/Overnight Courier:              By Regular Mail:

    State Street Bank and Trust         State Street Bank and Trust        State Street Bank and Trust
              Company                             Company                            Company
 5th Floor, Corporate Trust Window   5th Floor, Corporate Trust Window             P.O. Box 778
       2 Avenue de Lafayette               2 Avenue de Lafayette              Boston, MA 02101-0778
       Boston, MA 02111-1724               Boston, MA 02111-1724         Attention: Corporate Trust Dept.
     Attention: Kellie Mullen             Attention: Kellie Mullen

                                 By Facsimile:

                                (617) 662-1452

               To confirm by telephone or for Information Call:

                                (617) 622-1523

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

  The undersigned acknowledges that he or she has received and reviewed the
Prospectus dated               , 1999 (the "Prospectus"), of Panolam
Industries International, Inc. (the "Issuer"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange a new series of its 11 1/2% Senior Subordinated Notes Due 2009 (the "Exchange Notes") which have been registered under the Securities Act of 1933 (the "Securities Act"), for a like principal amount of the Issuer's issued and outstanding 11 1/2% Senior Subordinated Notes Due 2009 (the "Old Notes").

  The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

  This Letter of Transmittal is to be used whether the Old Notes are to be physically delivered herewith, or whether guaranteed delivery procedures or book-entry delivery procedures are being used, pursuant to the procedures set forth under "The Exchange Offer" in the Prospectus. If delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), this Letter of Transmittal need not be manually executed, provided, however, that tenders of Old Notes must be effected in accordance with the procedures mandated by DTC and the procedures set forth in the Prospectus under the captions "The Exchange Offer--Procedures for tendering old notes "and"--Book-entry delivery." If a person or entity in whose name Old Notes are registered on the books of the Registrar (a "Registered Holder") desires to tender Old Notes and such Old Notes are not immediately available or time will not permit all documents required by the Exchange Offer to reach the Exchange Agent (or such Registered Holder is unable to complete the procedure for book-entry transfer on a timely basis)
prior to 5:00 P.M. New York City time on             , 1999 (the "Expiration
Date"), a tender may be effected in accordance with the guaranteed delivery procedures set forth in the Exchange Offer under the captions "The Exchange Offer--Procedures for tendering old notes "and"--Guaranteed delivery procedures." See Instruction 1.

 DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE
                        DELIVERY TO THE EXCHANGE AGENT

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Old Notes indicated below. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes and hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said exchange agent also acts as the agent of the Company) with respect to such Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to take such further action as may be required in connection with the delivery, tender and exchange of the Old Notes.

  The undersigned acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC") that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) a broker-dealer who purchased Old Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act, or (ii) a person that is an "affiliate" of the Company or any Guarantor within the meaning of Rule 405 under the Securities
Act) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes. See Morgan Stanley & Co. Inc., SEC No-Action Letter (available June 5, 1991). Also see the Exchange Offer under the caption "The Exchange Offer--Resales of exchange notes."

  The undersigned acknowledges that the Exchange Notes have not been registered or qualified under any state securities laws. This Offer is being made to: (i) U.S. persons pursuant to exemptions from such laws for sales to institutional investors, and (ii) non-U.S. persons (within the meaning of Regulation S under the Securities Act), as state securities laws do not apply to sales to persons who are not residents of any state. The undersigned hereby represents and warrants that the undersigned is either (i) a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act,
(ii) an institutional "accredited investor" within the meaning of subparagraph(a)(1), (2), (3) or (7) of Rule 501 under the Securities Act or
(iii) a non-U.S. person (within the meaning of Regulation S under the Securities Act).

  THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE COMPANY RESERVES THE RIGHT NOT TO ACCEPT TENDERED OLD NOTES FROM ANY TENDERING HOLDER IF THE COMPANY DETERMINES, IN ITS SOLE AND ABSOLUTE DISCRETION, THAT SUCH ACCEPTANCE COULD RESULT IN A VIOLATION OF APPLICABLE SECURITIES LAWS.

  The undersigned, if the undersigned is a beneficial holder, represents, or, if the undersigned is a broker, dealer, commercial bank, trust company or other nominee, represents that it has received representations from the beneficial owners of the Old Notes stating, (as defined in the Exchange Offer) that (i) the Exchange Notes to be acquired in connection with the Exchange Offer by the Holder and each Beneficial Owner of the Old Notes are being acquired by the Holder (as defined in the Exchange Offer) and each Beneficial Owner in the ordinary course of business of the Holder and each Beneficial Owner, (ii) the Holder and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution (within the meaning of the Securities Act) of the Exchange Notes, (iii) the Holder and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in no-action letters that are discussed in the Exchange Offer under the caption "The Exchange Offer--Resales of the exchange notes," (iv) that if the Holder is a broker-dealer holding Old Notes acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Old Notes pursuant to the Exchange Offer; provided that the delivery of a Prospectus in connection with the exchange of Old Notes by such Holder will not be deemed an admission that such Holder is an underwriter (within the meaning of the Securities Act), (v) the Holder and each Beneficial Owner understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling security holder information required by item 507 of Regulations S-K of the Securities Act and (vi) neither the Holder nor any Beneficial Owner is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company or any of the Guarantors. In addition, if the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer holding Old Notes acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Old Notes pursuant to the Exchange Offer; provided, however, that by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an underwriter (within the meaning of the Securities Act).

  The Company has agreed, subject to the provisions of the Registration Rights Agreement, that the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Old Notes, where such Old Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the Expiration Date or, if earlier, when all such Exchange Notes have been disposed of by such participating broker-dealer. In that regard, each broker-dealer who acquired Old Notes for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Old Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and the Company has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Notes, they shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes up to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be.

  The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Old Notes that remain outstanding subsequent to the Expiration Date or as set forth in the Exchange Offer under the caption "The Exchange Offer--Conditions of the exchange offer," to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Old Notes in the open market, in privately negotiated transactions or otherwise. The term of any such purchases or offers could differ from the terms of the Exchange Offer.

  The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Exchange Offer, has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby, and that when the same are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be reasonably necessary or desirable to complete the sale, assignment and transfer the Old Notes tendered hereby.

  The undersigned agrees that all authority conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrations, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

  The undersigned understands that tenders of the Old Notes pursuant to any one of the procedures described under "The Exchange Offer--Procedures for tendering old notes" in the Exchange Offer and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

  The undersigned understands that by tendering Old Notes pursuant to one of the procedures describe in the Exchange Offer and the instructions thereto, the tendering holder will be deemed to have waived the right to receive any payment in respect of interest on the Old Notes subsequent to the date of issuance of the Exchange Notes.

  The undersigned recognizes that, under certain circumstances set forth in the Exchange Offer, the Company may not be required to accept for exchange any of the Old Notes tendered. Old Notes not accepted for exchange or withdrawn will be returned to the undersigned as the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

  Unless otherwise indicated herein in the box entitled "Special Exchange Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing the Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated below maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby directs that the Exchange Notes be delivered to the undersigned at the address shown below the undersigned's signature. The undersigned recognizes that the Company has no obligation pursuant to the "Special Exchange Instructions" to transfer any Old Notes from the name of the Registered Holder thereof if the Company does not accept for exchange any of the principal amount of such Old Notes so tendered.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                      CAREFULLY BEFORE COMPLETING ANY BOX

  THE UNDERSIGNED BY COMPLETING THE BOX "DESCRIPTION OF OLD NOTES" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AND MADE CERTAIN REPRESENTATIONS DESCRIBED HEREIN AND IN THE EXCHANGE OFFER.


                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                          (SEE INSTRUCTIONS 1 AND 3)
                  (Complete Accompanying Substitute Form W-9)

 Dated: _________________________________________________________________, 1999

 ____________________________________________________________________________ x

 ____________________________________________________________________________ x
                          Signature(s) of Owner                          (Date)

   If a holder(s) is/are tendering any Old Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the Old Note(s) or on a security position listing or by person(s) authorized to become Registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

 Name(s):______________________________________________________________________

     _______________________________________________________________________
                            (Please Type or Print)

 Capacity:_____________________________________________________________________

 Address:______________________________________________________________________

     _______________________________________________________________________
                             (Including Zip Code)

                              SIGNATURE GUARANTEE
                        (If Required by Instruction 3)

 Signature(s) Guaranteed by
 an Eligible Institution:  ____________________________________________________
                            (Authorized Signature)

                ______________________________________________________________
                                    (Title)

                ______________________________________________________________
                                (Name of Firm)

               Dated: ____________________________, 1999


IMPORTANT: THIS LETTER (TOGETHER WITH THE OLD NOTES OR A NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

  List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto. See Instruction 7. The minimum permitted tender is $1,000 principal amount of Old Notes; all other tenders must be in integral multiples of $1,000.

                           DESCRIPTION OF OLD NOTES
-------------------------------------------------------------------------------

Name(s) and
Address(es)
    of
Registered
 Holder(s)
  (Please
fill in, if                  Old Notes(s) Tendered
  blank)         (Attach additional signed list if necessary)
------------------------------------------------------------------
                                                 Principal amount
                                                   of Old Notes
                                                 Tendered(2) (must
                                                       be in
                                                 denominations of
                                                     $1,000 or
                                   Aggregate         integral
                Certificate    Principal Amount      multiples
               Number(s)(1)       of Old Note        thereof)
                                       ---------------------------
                                       ---------------------------
                                       ---------------------------
                                       ---------------------------
                                       ---------------------------
              Total

-------------------------------------------------------------------------------
 (1) Certificate numbers not required if Old Notes are being tendered by book-entry transfer.
 (2) Unless otherwise indicated in this column, a holder will be deemed to have tendered the entire principal amount represented by the Old Note indicated in column 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 8.

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[_]CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[_]CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
   TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (See Instructions 1 and 3):

  Name(s) of Registered Holder(s): ___________________________________________

  Window Ticket Number (if any): _____________________________________________

  Date of Execution of Notice of Guaranteed Delivery: ________________________

  Name of Eligible institution that Guaranteed Delivery: _____________________

  If Guaranteed Delivery is to be made by Book-Entry Transfer:

    Name of Tendering Institution: __________________________________________

    Account Number: _________________________________________________________

    Transaction Code Number: ________________________________________________

[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name: ______________________________________________________________________

  Address: ___________________________________________________________________

      -----------------------------------------------------------------------

      -----------------------------------------------------------------------

[_]CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution: _____________________________________________

  Account Number: ____________________________________________________________

  Transaction Code Number: ___________________________________________________

[_]CHECK HERE IF TENDERED BY BOOK ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES
   ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

  If delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, then tenders of Old Notes must be effected in accordance with the procedures mandated by DTC and the procedures set forth in the Exchange Offer under the caption "The Exchange Offer-- Procedures for Tendering Old Notes--Book Entry Delivery."

   SPECIAL EXCHANGE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
     (See Instructions 4 and 5)                (See Instructions 4 and 5)


  To be completed ONLY if                   To be completed ONLY if
 certificates for Old Notes not            certificates for Old Notes not
 exchanged and/or Exchange Notes           exchanged and/or Exchange Notes
 are to be issued in the name of           are to be sent to someone other
 and sent to someone other than            than the person or persons whose
 the person or person(s) whose             signature(s) appear(s) on this
 signature(s) appear(s) on this            Letter of Transmittal above or to
 Letter of Transmittal above, or           such person or persons at an
 if Old Notes delivered by book-           address other than shown in the
 entry transfer which are not              box entitled "Description of Old
 accepted for exchange are to be           Notes" on this Letter of
 returned by credit to an account          Transmittal above.
 maintained at the Book-Entry
 Transfer Facility other than the
 account indicated above.

                                            Mail Exchange Notes and/or Old
                                           Notes to:


  Issue Exchange Notes and/or Old          Name(s)___________________________
 Notes to:                                       (Please Type or Print)

                                           __________________________________
 Name(s) __________________________              (Please Type or Print)
       (Please Type or Print)

 __________________________________        Address __________________________
       (Please Type or Print)


                                           __________________________________
 Address __________________________               (Including Zip Code)

 __________________________________
        (Including Zip Code)

  (Complete accompanying Substi-
 tute Form W-9)

 Credit unexchanged Old Notes
 delivered by book-entry transfer
 to the Book-Entry Transfer
 Facility account set forth below:

 __________________________________
   (Book-Entry Transfer Facility
   Account Number, if Applicable)

 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY
                                  BOX ABOVE.
  THIS LETTER OF TRANSMITTAL MUST BE USED TO FORWARD, AND MUST ACCOMPANY, ALL
      CERTIFICATES FOR OLD NOTES TENDERED PURSUANT TO THE EXCHANGE OFFER.

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

  1. Delivery of this Letter of Transmittal and Old Notes: Guaranteed Delivery Procedures. To be effectively tendered pursuant to the Exchange Offer, the Old Notes, together with a properly completed Letter of Transmittal (or manually signed facsimile hereof) duly executed by the Registered Holder thereof, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at one of its addresses set forth on the front page of this Letter of Transmittal and tendered Old Notes must be received by the Exchange Agent at one of such addresses on or prior to the Expiration Date; provided, however, that book-entry transfers of Old Notes may be effected in accordance with the procedures set forth in the Exchange Offer under the caption, "The Exchange Offer--Procedures for tendering old notes" and "--Book entry delivery." If the Beneficial Owner of any Old Notes is not the Registered Holder, then such person may validly tender such person's Old Notes only by obtaining and submitting to the Exchange Agent a properly completed Letter of Transmittal from the Registered Holder. LETTERS OF TRANSMITTAL OF OLD NOTES SHOULD BE DELIVERED ONLY BY HAND OR BY COURIER, OR TRANSMITTED BY MAIL, AND ONLY TO THE EXCHANGE AGENT AND NOT TO THE COMPANY OR TO ANY OTHER PERSON.

  THE METHOD OF DELIVERY OF OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER, AND IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IF OLD NOTES ARE SENT BY MAIL, IT IS SUGGESTED THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

  If a holder desires to tender Old Notes and such holder's Old Notes are not immediately available or time will not permit such holder to complete the procedures for book-entry transfer on a timely basis or time will not permit such holder's Letter of Transmittal and other required documents to reach the Exchange Agent on or before the Expiration Date, such holder's tender may be effected if:

    (a) such tender is made by or through an Eligible Institution (as defined below);

    (b) on or prior to the Expiration Date, the Exchange Agent has received a telegram, facsimile transmission or letter from such Eligible Institution setting forth the name and address of the holder of such Old Notes, the certificate number(s) of such Old Notes (except in the case of book-entry tenders) and the principal amount of Old Notes tendered and stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, a duly executed Letter of Transmittal, or facsimile thereof, together with the Old Notes, and any other documents required by this Letter of Transmittal and Instructions, will be deposited by such Eligible Institution with the Exchange Agent; and

    (c) this Letter of Transmittal, or a manually signed facsimile hereof, and Old Notes, in proper form for transfer (or a Book-Entry confirmation with respect to such Old Notes), and all other required documents are received by the Exchange Agent within three business days after the Expiration Date.

  2. Withdrawal of Tenders. Tendered Old Notes may be withdrawn at anytime prior to 5:00 p.m., New York City time, on the Expiration Date. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must (i) be timely received by the Exchange Agent at one of its addresses set forth on the first page of this Letter of Transmittal before the Exchange Agent receives notice of acceptance from the Company, (ii) specify the name of the person who tendered the Old Notes, (iii) contain the description of the Old Notes to be withdrawn, the certificate number(s) of such Old Notes(except in the case of book-entry tenders) and the aggregate principal amount represented by such Old Notes or a Book-

Entry Confirmation with respect to such Old Notes, and (iv) be signed by the holder of such Old Notes in the same manner as the original signature appears on this Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Notes. The signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution unless such Old Notes have been tendered (i) by a Registered Holder (which term for purposes of this document shall include any participant tendering by book-entry transfer) of Old Notes who has not completed either the box entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution. If the Old Notes have been tendered pursuant to the procedure for book-entry tender set forth in the Exchange Offer under the caption "The Exchange Offer--Book entry delivery," a notice of withdrawal is effective immediately upon receipt by the Exchange Agent of a written, telegraphic or facsimile transmission notice of withdrawal even if physical release is not yet effected. In addition, such notice must specify, in the case of Old Notes tendered by delivery of such Old Notes, the name of the Registered Holder (if different from that of the tendering holder) to be credited with the withdrawn Old Notes. Withdrawals may not be rescinded, and any Old Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. However, properly withdrawn Old Notes may be retendered by following one of the procedures described under "The Exchange Offer--Procedures for tendering old notes" in the Exchange Offer at any time on or prior to the applicable Expiration Date.

  3. Signatures on this Letter of Transmittal, Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the Registered Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the Old Notes without any change whatsoever.

  If any Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any Old Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

  When this Letter of Transmittal is signed by the Registered Holder or Holders specified herein and tendered hereby, no endorsements of such Old Notes or separate bond powers are required. If, however, Exchange Notes are to be issued, or any untendered principal amount of Old Notes are to be reissued to a person other than the Registered Holder, then endorsements of any Old Notes transmitted hereby or separate bond powers are required.

  If this Letter of Transmittal is signed by a person other than the Registered Holder or Holders, such Old Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the Registered Holder or Holders appear(s) on the Old Notes.

  If this Letter of Transmittal or a Notice of Guaranteed Delivery or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

  Except as describe in this paragraph, signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution which is a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or otherwise be an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (each an "Eligible Institution"). Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, need not be guaranteed if the Old Notes tendered pursuant hereto are tendered (i) by a Registered Holder of Old Notes who has not completed either the box entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

  Endorsement on Old Notes or signatures on bond forms required by this Instruction 3 must be guaranteed by an Eligible Institution.

  4. Special Issuance and Delivery Instructions. Tendering holders should indicate in the applicable box the name and address to which Exchange Notes and/or substitute Old Notes for the principal amounts not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

  5. Taxpayer Identification Number and Backup Withholding. Federal income tax law of the United States requires that a holder of Old Notes whose Old Notes are accepted for exchange provide the Company with such holder's correct taxpayer identification number, which, in the case of a holder who is an individual, is the holder's social security number, or otherwise establish an exemption from backup withholding. If the Company is not provided with the holder's correct taxpayer identification number, the exchanging holder of Old Notes may be subject to a penalty imposed by the Internal Revenue Service. In addition, interest on the Exchange Notes acquired pursuant to the Exchange Offer may be subject to backup withholding in an amount equal to 31 percent of any interest payment. If withholding occurs and results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service by filing a return.

  To prevent backup withholding, each exchanging holder of Old Notes subject to backup withholding must provide his correct taxpayer identification number by completing the Substitute Form W-9 provided in this Letter of Transmittal, certifying that the taxpayer identification number provided is correct (or that the exchanging holder of Old Notes is awaiting a taxpayer identification number) and that either (a) the exchanging holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the exchanging holder that he is no longer subject to backup withholding.

  Certain exchanging holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. A foreign individual and other exempt holders (e.g., corporations) should certify, in accordance with the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, to such exempt status on the Substitute Form W-9 provided in this Letter of Transmittal. Nonresident aliens should submit Form W-8, available from the Exchange Agent upon request.

  6. Transfer Taxes. Holders tendering pursuant to the Exchange Offer will not be obligated to pay brokerage commissions or fees or to pay transfer taxes with respect to their exchange under the Exchange Offer unless the box entitled "Special Issuance Instructions" in this Letter of Transmittal has been completed, or unless the securities to be received upon exchange are to be issued to any person other than the holder of the Old Notes tendered for exchange. The Company will pay all other charges or expenses in connection with the Exchange Offer. If holders tender Old Notes for exchange and the Exchange Offer is not consummated, such Old Notes will be returned to the holders at the Company expense. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter of Transmittal.

  7. Inadequate Space. If the space provided herein is inadequate, the aggregate principal amount of the Old Notes being tendered and the security numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

  8. Partial Tenders. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If tenders are to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes which are tendered in column (iv) of the "Description of Old Notes." In the case of partial tenders, the Old Notes in fully registered form for the remainder of the principal amount of the Old Notes will be sent to the persons(s) signing this Letter of Transmittal, unless otherwise indicated in the appropriate place on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Exchange Offer.

  Unless otherwise indicated in column (iv) in the box labeled "Description of Old Notes," and subject to the terms and conditions of the Exchange Offer, tenders made pursuant to this Letter of Transmittal will be deemed to have been made with respect to the entire aggregate principal amount represented by the Old Notes indicated in column (iii) of such box.

  9. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

  10. Validity and Acceptance of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Old Notes tendered for exchange will be determined by the Company in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered and to reject any Old Notes the Company's acceptance of which might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to particular Old Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer (including the Letter of Transmittal and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes for exchange must be cured within such period of time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Notes for exchange but shall not incur any liability for failure to give such notification. Tenders of the Old Notes will not be deemed to have been made until such irregularities have been cured or waived.

11. Requests for Assistance or Additional Copies. State Street and Trust Company is the Exchange Agent. All tendered Old Notes, executed Letters of Transmittal and other related documents should be directed to the Exchange Agent at the addresses or facsimile number set forth on the first page of this Letter of Transmittal. Questions and requests for assistance and requests for additional copies of the Prospectus, the Letter of Transmittal and other related documents should be addressed to the Exchange Agent as follows:


 By Registered or Certified Mail:        By Hand/Overnight Courier:              By Regular Mail:

    State Street Bank and Trust         State Street Bank and Trust        State Street Bank and Trust
              Company                             Company                            Company
 5th Floor, Corporate Trust Window   5th Floor, Corporate Trust Window             P.O. Box 778
       2 Avenue de Lafayette               2 Avenue de Lafayette              Boston, MA 02101-0778
       Boston, MA 02111-1724               Boston, MA 02111-1724         Attention: Corporate Trust Dept.
     Attention: Kellie Mullen             Attention: Kellie Mullen

                              By Facsimile:

                              (617) 662-1452

             To confirm by telephone or for Information Call:

                              (617) 622-1523

                           IMPORTANT TAX INFORMATION

  Under U.S. federal income tax laws, a registered holder of Old Notes or Exchange Notes is required to provide the Trustee (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Trustee is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made to such holder with respect to Old Notes or Exchange Notes may be subject to backup withholding.

  Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Trustee a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. A Form W-8 can be obtained from the Trustee.

  If backup withholding applies, the Trustee is required to withhold 31% of any payments made to the holder or other payee. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

  Purpose of Substitute Form W-9. To prevent backup withholding on payments made with respect to Old Notes or Exchange Notes the holder is required to provide the Trustee with: (i) the holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (A) such holder is exempt from backup withholding, (B) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding and (ii) if applicable, an adequate basis for exemption.

   TO BE COMPLETED BY ALL TENDERING HOLDERS (see "Important Tax Information"
                                    above)

              PAYER'S NAME: U.S. BANK TRUST NATIONAL ASSOCIATION

-------------------------------------------------------------------------------
 SUBSTITUTE             Part I -- PLEASE PROVIDE       SOCIAL SECURITY NUMBER
 Form W-9               YOUR TIN IN THE BOX AT         OR EMPLOYER IDENTIFI-
                        RIGHT AND CERTIFY BY           CATION NUMBER
                        SIGNING AND DATING BELOW.


 DEPARTMENT OF THE
 TREASURY                                              ----------------------

                        Part II -- Certification --     Part III -- Awaiting
                         Under Penalties of                    TIN [_]
                        Perjury, I certify that:

 INTERNAL REVENUE      --------------------------------------------------------
 SERVICE

                        (1) The number shown on
 PAYER'S REQUEST FOR        this form is my correct
 TAXPAYER                   Taxpayer Identification
 IDENTIFICATION NUMBER      Number (or I am waiting
 (TIN)                      for a number to be
                            issued to me) and
                        (2) I am not subject to
                            backup withholding
                            either because I have
                            not been notified by
                            the Internal Revenue
                            Service ("IRS") that I
                            am subject to backup
                            withholding as a result
                            of failure to report
                            all interest or
                            dividends, or the IRS
                            has notified me that I
                            am no longer subject to
                            backup withholding.

                       --------------------------------------------------------

                       Certificate Instructions -- You must cross out item
                       (2) in Part 2 above if you have been notified by the
                       IRS that you are subject to backup withholding
                       because of underreporting interest or dividends on
                       your tax return. However, if after being notified by
                       the IRS that you were subject to backup withholding
                       you received another notification from the IRS
                       stating that you are no longer subject to backup withholding, do not cross out item (2).
-------------------------------------------------------------------------------

 SIGNATURE __________________________    DATE _______________________________


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO HOLDERS OF EXCHANGE NOTES PURSUANT TO THE NEW EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
      PART 3 OF SUBSTITUTE FORM W-9.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all payments made to me thereafter will be withheld until I provide a number.

 ____________________________________     ____________________________________
              Signature                                    Date